                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              INNOPET BRANDS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
[X]  No fee.

        1) Title of each class of securities to which transaction applies:
           ------------------------------------------------------------------

        2) Aggregate Number of securities to which transaction applies:
           ------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           ------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:
           ------------------------------------------------------------------

        5) Total fee paid:
           ------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
           ------------------------------------------------------------------

        2) Form, Schedule or Registration Statement No.:
           ------------------------------------------------------------------

        3) Filing Party:
           ------------------------------------------------------------------

        4) Date Filed:
           ------------------------------------------------------------------

                              INNOPET BRANDS CORP.
                        1 East Broward Blvd., Suite 1100
                         Fort Lauderdale, Florida 33301
                                 (954) 453-2400



                                                                  April 30, 1997


Dear Shareholders:

        On behalf of the Board of Directors and management of InnoPet Brands Corp. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held on Wednesday, June 18, 1997, at 10:00 a.m., at the Doubletree Ocean Front Hotel, located at 440 Seabreeze Blvd., Fort Lauderdale, Florida 33316.

        The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, the directors and executive officers of the Company will be present to respond to any questions that you may have. Accompanying the attached Proxy Statement is the Company's Annual Report. This report describes the financial and operational activities of the Company.

        Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

        We look forward to greeting our shareholders at the meeting.

                                             Sincerely,


                                             Marc Duke
                                             Chairman of the Board and
                                             Chief Executive Officer

                              INNOPET BRANDS CORP.
                        1 East Broward Blvd., Suite 1100
                         Fort Lauderdale, Florida 33301
                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 18, 1997
                                 --------------

TO THE SHAREHOLDERS OF
INNOPET BRANDS CORP.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of InnoPet Brands Corp., a Delaware corporation ("Company"), will be held at the Doubletree Ocean Front Hotel, located at 440 Seabreeze Blvd., Fort Lauderdale, Florida 33316, on Wednesday, June 18, 1997, at 10:00 a.m., for the following purposes:

         1. To elect directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;

         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on April 28, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's offices at 1 East Broward Blvd., Suite 1100, Fort Lauderdale, Florida 33301 for ten (10) days prior to June 18, 1997.

        Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at anytime before it is voted.


                                             By Order of the Board of Directors,



                                             Robin Hunter,
                                             Secretary
Fort Lauderdale, Florida
April 30, 1997

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                              INNOPET BRANDS CORP.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
PROXY STATEMENT.................................................................................................  1

INFORMATION CONCERNING VOTE.....................................................................................  1
     General....................................................................................................  1
     Voting Rights and Outstanding Shares.......................................................................  1
     Revocability of Proxies....................................................................................  1
     Voting Procedures..........................................................................................  1

ELECTION OF THE BOARD OF DIRECTORS..............................................................................  2
     Director Nominees..........................................................................................  2
     Committees of the Board of Directors and Meeting Attendees.................................................  3
     Executive Officers.........................................................................................  3

EXECUTIVE COMPENSATION AND OTHER INFORMATION....................................................................  4
     Summary Compensation Table.................................................................................  4
     Directors' Compensation....................................................................................  4
     Employment Contracts and Termination of Employment and Change-In-Control Arrangements......................  4

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.........................................................  6
     Summary of the Company's 1996 Stock Option Plan............................................................  7

OTHER MATTERS ARISING AT THE ANNUAL MEETING.....................................................................  7

PRINCIPAL SHAREHOLDERS..........................................................................................  7
     Security Ownership of Certain Beneficial Owners............................................................  7
     Security Ownership of Management...........................................................................  8

INTERESTED PARTY TRANSACTIONS...................................................................................  9

SHAREHOLDER PROPOSALS...........................................................................................  9

COST OF SOLICITATION OF PROXIES.................................................................................  9

INDEPENDENT PUBLIC ACCOUNTANTS.................................................................................. 10

SECTION 16(a) REPORTING DELINQUENCIES........................................................................... 10

ANNUAL REPORT ON FORM 10-KSB.................................................................................... 11

                              INNOPET BRANDS CORP.
                        1 East Broward Blvd., Suite 1100
                         Fort Lauderdale, Florida 33301
                                 --------------

                                 PROXY STATEMENT
                                 --------------

                       For Annual Meeting of Shareholders
                           to be Held on June 18, 1997
                                 --------------

Approximate Mailing Date of Proxy Statement and Form of Proxy:  April 30, 1997.


                           INFORMATION CONCERNING VOTE

General

                  This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of InnoPet Brands Corp., a Delaware corporation (the "Company"), for use at the annual meeting of shareholders to be held on Wednesday, June 18, 1997, at 10:00 a.m., and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the Doubletree Ocean Front Hotel, located at, 440 Seabreeze Blvd., Fort Lauderdale, Florida 33316.

Voting Rights and Outstanding Shares

                  Only shareholders of record at the close of business on April 28, 1997 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on April 18, 1997, 4,465,443 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Annual Meeting.

Revocability of Proxies

                  A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted (1) FOR the election as directors of the nominees named below under the caption "ELECTION OF DIRECTORS." In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the meeting and upon such other business matters or proposals as may properly come before the meeting that the Board of Directors of the Company does not know a reasonable time prior to this solicitation will be presented at the meeting.

Voting Procedures

                  All votes shall be tabulated by the inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes. The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

                  Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting.


                       ELECTION OF THE BOARD OF DIRECTORS


                  The Board of Directors has nominated six (6) persons to be elected as Directors at the Annual Meeting and to hold office until the next annual meeting or until their successors have been duly elected and qualified. It is intended that each proxy received by the Company will be voted FOR the election, as directors of the Company, of the nominees listed below, unless authority is withheld by the shareholder executing such proxy. Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL THE DIRECTOR NOMINEES.

Director Nominees

                  The following table sets forth certain information with respect to the nominees for directors:

                                                  Company Position                            Director of the
Name                                              and Offices held                             Company Since
-----------------------------        -------------------------------------------------        -----------------
Edwin Christensen                    Vice President of Manufacturing and Director                 June 1996

Daniel I. DeWolf                     Director, Member of the Compensation and Stock               March 1997
                                     Option Committee

Marc Duke                            Chairman of the Board and Chief Executive Officer,           January 1996
                                     Member of the Audit and Compensation and Stock
                                     Option Committees

Curtis Granet                        Director, Member of the Audit Committee                      June 1996

Richard P. Greene                    Director                                                     June 1996

Albert A. Masters                    Vice President of Sales and Director                         June 1996

                  Edwin H. Christensen, age 55, is the Vice President of Manufacturing of the Company and has held such position since June 1996. From January 1996 to May 1996, he was Vice President of Manufacturing of InnoPet Inc., the former parent of the Company ("IPI"). He was founder and principal of Christensen Consulting, a consulting firm specializing in food and non-food uses of grain, from November 1993 until January 1996. From 1990 to November 1993, Mr. Christensen was Vice President and General Manager of Nutrition Products--A Brown Forman Company, a manufacturer and marketer of fiber and yeast.

                  Daniel I. DeWolf, age 40, is a partner in the law firm of Camhy Karlinsky & Stein LLP, which acts as legal counsel to the Company, and has held such position since 1994. From 1992 to 1994, Mr. DeWolf was affiliated with the law firm of Lacher & Lovell-Taylor. Mr. DeWolf is also a member of the Board of Directors of Global Broadcasting Systems, Inc.

                  Marc Duke, age 50, is the Chairman of the Board of Directors and Chief Executive Officer of the Company and has held such positions since January 1996. He is also the Chairman of the Board of Directors and Chief Executive Officer of IPI and its subsidiaries, and has held such positions since September 1995. From 1993 to 1995, he was President of The Original Pet Drink Company, a subsidiary of IPI.

                  Curtis Granet, age 46, is a partner in the certified public accounting firm of Levine & Granet, C.P.A. in the State of New York, and has held such position since 1981.

                  Richard P. Greene, age 40, is an attorney engaged in the practice of corporate and securities law in the State of Florida and has maintained his own practice since 1988. He is the Secretary of IPI.

                  Albert A. Masters, age 65, is the Vice President of Sales of the Company and has held such position since June 1996. From September 1995 to May 1996, Mr. Masters was the Vice President of Sales of IPI. From 1991 to 1995, he was a Vice President of Sales for Professional Laboratory Systems.

Committees of the Board of Directors and Meeting Attendees

                  The Board of Directors held no meetings during fiscal year 1996. In March 1997, the Board of Directors appointed a Compensation and Stock Option Committee (the "Compensation Committee") and an Audit Committee.

                  The Compensation Committee is authorized to review and make recommendations to the Board of Directors on all matters regarding the remuneration of the Company's executive officers, including the administration of the Company's compensation plans. The current members of the Committee are Messrs. Duke and DeWolf. The Committee was formed in March 1997 and therefore did not hold any meetings during fiscal year 1996.

                  The Audit Committee is responsible for making recommendations to the Board of Directors as to the selection of the Company's independent auditor, maintaining communication between the Board and the independent auditor, reviewing the annual audit report submitted by the independent auditor and determining the nature and extent of problems, if any, presented by such audit warranting consideration by the Board. The current members of the Audit Committee are Messrs. Duke and Granet. The Committee was formed in March 1997 and therefore did not hold any meetings during fiscal year 1996.

Executive Officers

                  In addition to Messrs. Duke, Christensen and Masters, the executive officers of the Company are the following:

                  John Bieber - Vice President of Marketing, age 52. Mr. Bieber joined the Company in January 1997 as Vice President of Marketing. From 1990 to 1996 Mr. Bieber was an independent marketing consultant. From April 1989 to January 1990, he was President and Chief Operating Officer of the MD&A Group, Inc. ("MD&A"), an advertising and marketing consulting firm. From 1987 to 1989, Mr. Bieber was Vice President and Director of Account Services with MD&A. From 1976 to 1986, Mr. Bieber was Vice President/Account Supervisor with BBDO Advertising Inc.

                  Linda Duke - Vice President of Operations, age 50. Ms. Duke has held such position since June 1996. From September 1995 to May 1996, she was the Director of Operations for IPI. From 1993 to 1995, she was the Director of Operations for The Original Pet Drink Company. Linda Duke is married to Marc Duke.

                  Robin Hunter - Vice President, Chief Financial Officer and Secretary, age 40. Mr. Hunter has held such positions since January 1996. From October 1995 to May 1996, Mr. Hunter was the Vice President and Chief Financial Officer of IPI. From 1988 to 1995, Mr. Hunter was employed by Petri Baking Products, Inc. where he was first the Controller from 1988 to 1993, and was then promoted to Director of Finance from 1993 to 1995.

                  Dana Vaughn - Vice President of Research and Development, age
42. Dr. Vaughn has held such position since June 1996. From December 1995 to May 1996, he was the Vice President and Managing Director of the Animal Sciences Division of IPI. From 1985 to 1995, Dr. Vaughn was the Director of the Laboratory of Nutritional & Medicinal Biochemistry at the College of Veterinary Medicine of Auburn University. Dr. Vaughn also a member of the Board of Directors of IPI.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

                  The following summarizes the aggregate compensation paid during 1996 to the Company's Chief Executive Officer and any officer who earned more than $100,000 in salary and bonus pursuant to their contracts:

                                                                                                            Long-Term
                                                Annual Compensation                                    Compensation Awards
                                         -------------------------------                         ---------------------------------
                                                                              Other Annual                           All Other
Name and Principal Position                 Salary              Bonus         Compensation          Options        Compensation
---------------------------              ------------        ------------   -----------------    -------------   -----------------
Marc Duke, Chief Executive Officer         $115,410             -0-             $7,000(1)            -0-                -0-

----------
(1)  Represents car allowance payments to Mr. Duke.

Directors' Compensation

                  Non-employee directors receive a fee of $250 for each meeting of the Board attended and a fee of $125 for each meeting of any committee of the Board attended and reimbursement of their actual expenses. In addition, pursuant to the Company's 1996 Stock Option Plan (the "Plan"), each non-employee director will be granted options to purchase 2,500 shares of Common Stock per annum at an exercise price equal to the fair market value of the underlying Common Stock on the date of grant which shall be the last trading date in November of each year. In connection with Mr. DeWolf joining the Board of Directors, he was granted options to purchase 40,000 shares of Common Stock.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

                  The Company has entered into an employment agreement with Mr. Marc Duke, Chief Executive Officer, which expires on May 31, 2000. Mr. Duke currently receives a base salary of $200,000. Under the terms of the agreement, Mr. Duke is eligible to receive a bonus of up to 25% of his base salary at the discretion of the Board of Directors and a performance bonus to be determined each year by the Board of Directors. If the agreement is terminated by the Company without cause, he is entitled to receive three times his average annual salary over the course of the previous five years (or for whatever lesser period he has been employed.) Such payment shall be paid half on the date of termination and the balance six months thereafter. In the event there is a change in control of the Company, and Mr. Duke is terminated, he is entitled to receive a payment equal to three times his average annual salary and bonus over the course of the previous five years (or for whatever lesser period he has been employed.) Such payment shall be paid half on the date of the change-in-control and the other half six months thereafter. The agreement also contains certain restrictions on competition.

                  The Company entered into an employment agreement with Mr. John Bieber, Vice President of Marketing, as of January 6, 1997, which expires on December 31, 1999. The agreement will automatically renew for one (1) additional year unless terminated by the Company or Mr. Bieber. Mr. Bieber currently receives a base salary of $100,000. Under the terms of the agreement, Mr. Bieber is eligible to receive a merit bonus at the discretion of the Board of Directors. The agreement provides that if Mr. Bieber is terminated without cause, he is entitled to receive a severance payment equal to six months of his annual salary payable over the six months following his termination. As part of the agreement, Mr. Bieber has been granted options to purchase 25,000 shares of Common Stock of the Company. The options vest over three years beginning on December 31, 1997. The agreement also contains certain restrictions on competition.

                  The Company has entered into an employment agreement with Mr. Edwin Christensen, Vice President of Manufacturing. The agreement expires on May 31, 1999 and contains an automatic renewal for an additional one (1) year unless terminated by the Company or Mr. Christensen. Mr. Christensen currently receives a base salary of $90,000. Under the terms of the agreement, Mr. Christensen is eligible to receive a merit bonus at the discretion of the Board of Directors. The agreement provides that if Mr. Christensen is terminated without cause, he is entitled to receive a severance payment equal to six months of his annual salary payable over the six months following his termination. The agreement also contains certain restrictions on competition.

                  The Company has entered into an employment agreement with Ms. Linda Duke, Vice President of Operations. The agreement expires on May 31, 1999 and contains an automatic renewal for one (1) additional year unless terminated by the Company or Ms. Duke. Ms. Duke currently receives a base salary of $65,000. Under the terms of the agreement, Ms. Duke is eligible to receive a merit bonus at the discretion of the Board of Directors. The agreement provides that if Ms. Duke is terminated without cause, she is entitled to receive a severance payment equal to six months of her annual salary payable over the six months following her termination. The agreement also contains certain restrictions on competition.

                  The Company has entered into an employment agreement with Mr. Robin Hunter, Vice President and Chief Financial Officer. The agreement expires on May 31, 1999 and contains an automatic renewal for one (1) additional year unless terminated by the Company or Mr. Hunter. Mr. Hunter currently receives a base salary of $85,000. Under the terms of the agreement, Mr. Hunter is eligible to receive a merit bonus at the discretion of the Board of Directors. The agreement provides that if Mr. Hunter is terminated without cause, he is entitled to receive a severance payment equal to six months of his annual salary payable over the six months following his termination. The agreement also contains certain restrictions on competition.

                  The Company has entered into an employment agreement with Mr. Albert Masters, Vice President of Sales. The agreement expires on May 31, 1999 and contains an automatic renewal for one (1) additional year unless terminated by the Company or Mr. Masters. Mr. Masters currently receives a base salary of $104,000. Under the terms of the agreement, Mr. Masters is eligible to receive a merit bonus at the discretion of the Board of Directors. The agreement provides that if Mr. Masters is terminated without cause, he is entitled to receive a severance payment equal to six months of his annual salary payable over the six months following his termination. The agreement also contains certain restrictions on competition.

                  The Company has entered into an employment agreement with Dr. Dana Vaughn, Vice President of Research and Development. The agreement expires on May 31, 1999 and contains an automatic renewal for one (1) additional year unless terminated by the Company or Dr. Vaughn. Dr. Vaughn currently receives a base salary of $125,000. Under the terms of the agreement, Dr. Vaughn is eligible to receive a merit bonus at the discretion of the Board of Directors. The agreement provides that if Dr. Vaughn is terminated without cause, he is entitled to receive a severance payment equal to six months of his annual salary payable over the six months following his termination. The agreement also contains certain restrictions on competition.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


                  It is the duty of the Compensation Committee to develop, administer and review the Company's compensation plans, programs and policies, to monitor the performance and compensation of executive officers and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation.

                  The Company's compensation program is intended to motivate, retain and attract management, linking incentives to financial performance and enhanced shareholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to the Company's success in achieving superior performance objectives.

                  The compensation program currently consists of two components:
(1) a base salary as set forth in each executive's employment agreement, and (2) the potential for an annual cash and/or stock option bonus of a percentage of the executive's base salary, depending upon the satisfaction of certain performance criteria annually set by the Compensation Committee for each position and evaluated at the end of each fiscal year. The criteria may relate to overall Company performance, the individual executive's performance or a combination of the two, depending upon the particular position at issue. The second component constitutes the "at risk" portion of the compensation program.


                                             The Compensation Committee
                                             --------------------------


                                             Marc Duke and Daniel I. DeWolf


April 15, 1997

Summary of the Company's 1996 Stock Option Plan

         The purpose of the Plan is to enable the Company to attract, retain and motivate persons employed by the Company, including officers and directors, in managerial capacities on a full-time basis, by providing such persons with a proprietary interest in the Company and its performance. A total of 400,000 shares of Common Stock are reserved for issuance under the Plan. The Plan provides for the award of options, which may either be incentive stock options ("ISOs") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options ("NQOs") which are not subject to special tax treatment under the Code. The Plan is administered by the Compensation Committee. Officers, directors, and employees of, and consultants to, the Company are eligible to receive options under the Plan. Subject to certain restrictions, the Compensation Committee is authorized to designate the number of shares to be covered by each award, the terms of the award, the dates on which and the rates at which options or other awards may be exercised, the method of payment and other terms.


                   OTHER MATTERS ARISING AT THE ANNUAL MEETING


         The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.


                             PRINCIPAL SHAREHOLDERS


Security Ownership of Certain Beneficial Owners

         The following table sets forth, as of April 18, 1997, certain information about all persons who, to the Company's knowledge, were beneficial owners of 5% or more of Common Stock of the Company(1):

                                                          Amount and Nature
Name and Address of Beneficial Owner                  of Beneficial Ownership           Percent of Class
------------------------------------                  -----------------------           ----------------
Daniel R. Lee(2)
95 Brentwood Drive
Glencoe, Illinois  60022                                      250,000                           5.3%

InnoPet Inc.
1 East Broward Blvd.
Fort Lauderdale, Florida 33301                              1,225,929                          27.5%

-------------------

(1) The table in this section is based upon information supplied by Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to the community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him. Applicable percentage of ownership is based on 4,465,443 shares of Common Stock, which were outstanding on April 18, 1997.

(2) Mr. Lee beneficially owns 250,000 warrants which entitle him to purchase 250,000 shares of Common Stock.

Security Ownership of Management

                  The following table sets forth, as of April 18, 1997, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each director, director nominee and executive officer of the Company and all directors and executive officers of the Company as a group(1):

                                                          Amount and Nature of
           Name of Beneficial Owner(2)                    Beneficial Ownership                  Percent of Total
------------------------------------------------------    --------------------                  ----------------
John Bieber                                                         0                                  0%
Vice President of Marketing

Edwin Christensen                                                   0                                  0%
Vice President of Marketing, Director

Linda Duke                                                       34,797                                 *
Vice President of Operations

Marc Duke(3)                                                    1,877,943                             42.1%
Chief Executive Officer, Director

Robin Hunter                                                     43,497                                 *
Vice President, Chief Financial Officer,
Secretary

Albert A. Masters                                                43,497                                 *
Vice President of Sales, Director

Dana Vaughn                                                      86,993                               1.9%
Vice President, Research & Development

Daniel I. DeWolf(4)                                              40,000                                 *
Director

Curtis Granet                                                       0                                  0%
Director

Richard Greene                                                      0                                  0%
Director

All Officers and Directors as a Group (10                       1,917,943                             43.0%
persons)

-------------------

*     Less than one percent (1%).

(1) Applicable percentage of ownership is based on 4,465,443 shares of Common Stock, which were outstanding on April 18, 1997.

(2) Unless otherwise indicated, address is c/o InnoPet Brands Corp., 1 East Broward Blvd., Suite 1100, Fort Lauderdale, Florida 33301.

(3) Includes 234,448 shares owned by management and current or former employees of the Company, of which Mr. Duke has been given proxies to vote their shares. Also includes 1,225,929 shares owned by IPI as to which Mr. Duke disclaims beneficial ownership. Mr. Duke is the record owner of 417,566 shares of Common Stock.

(4) Includes 40,000 shares that may be acquired upon the exercise of presently exercisable options.

                          INTERESTED PARTY TRANSACTIONS


                  During the Company's initial period of operation, from inception (January 11, 1996 to December 31, 1996), IPI made capital contributions of $2,221,348 and in return it received 1,182,432 shares of Common Stock. Additionally, on June 1, 1996, the Company sold 43,497 shares of Common Stock to IPI in exchange for $139,190. The Company also issued a note, dated June 5, 1996, to IPI in the amount of $1,000,000 which bears interest at one percent above the prime rate (on December 31, 1996 the prime rate was 8.25%). The note has a term of five years. Interest is payable quarterly and principal is payable annually. Through December 31, 1996, IPI also provided $724,394 in working capital for inventories, costs and expenses, which were recorded as accounts payable by the Company. The Company has also entered into a facilities agreement pursuant to which it has agreed to lease its offices, furnishings and equipment from IPI until April 30, 2001. The Company shall pay an annual amount of $294,000 to IPI for the lease of the offices, furnishings and equipment which represents a direct pass through of the rent expenses and reimbursement for the costs of equipment, furniture and fixtures.

                  On June 1, 1996, the Company sold a total of 652,449 shares of Common Stock to Messrs. Duke, Vaughn, Masters and Hunter and Ms. Duke and to 12 other employees of the Company at that time, in exchange for three-year notes to the Company bearing interest at 5.75% annually, in the aggregate principal amount of $2,087,839. The notes are secured by the shares owned by the employees.

                  Mr. Duke is the Chief Executive Officer, Chairman of the Board of Directors and a significant shareholder in IPI as well as an officer of its three subsidiaries. While it is expected that Mr. Duke will continue to hold these positions in the immediate future, during the term of his employment agreement, Mr. Duke will devote substantially all of his time and efforts to the management and development of the Company. Dr. Vaughn is a Director of IPI. During the term of his employment agreement, Dr. Vaughn will devote substantially all of his time and efforts to the management and development of the Company.

                  Camhy Karlinsky & Stein LLP has acted as counsel to the Company since January 1996. Mr. DeWolf, a Director of the Company, is a partner in the firm. The Company paid the firm $218,636 for legal services rendered during fiscal 1996.


                              SHAREHOLDER PROPOSALS

                  A shareholder of the Company who wishes to present a proposal for action at the Company's 1998 Annual Meeting of Shareholders must submit such proposal to the Company, and such proposal must be received by the Company, no later than December 31, 1997.


                         COST OF SOLICITATION OF PROXIES

                  The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

                         INDEPENDENT PUBLIC ACCOUNTANTS


                  Representatives of Rachlin Cohen & Holtz, which audited the Company's 1996 financial statements, are expected to be present at the Annual Meeting with the opportunity to make a statement, if they so desire, and they are expected to be available to respond to appropriate questions.


                      SECTION 16(a) REPORTING DELINQUENCIES


                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the U.S. Securities and Exchange Commission (the "SEC") and the NASDAQ - Small Cap System reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal year 1996, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

                          ANNUAL REPORT ON FORM 10-KSB


                  The Company is providing the Form 10-KSB as part of the Company's Annual Report to each person whose proxy is solicited. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-KSB, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page or a minimum charge of Five Dollars ($5.00). Such written requests should be directed to Mr. Robin Hunter, InnoPet Brands Corp., 1 East Broward Blvd., Suite 1100, Fort Lauderdale, Florida 33301. Each such request must set forth a good faith representation that, as of April 28, 1997, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting. The Company incorporates herein the Annual Report by reference.


                                             By Order of the Board of Directors,



                                             Robin Hunter
                                             Secretary

Fort Lauderdale, Florida
April 30, 1997

                              INNOPET BRANDS CORP.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 1997

         The undersigned shareholder(s) of InnoPet Brands Corp., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and hereby appoints Marc Duke and Richard P. Greene, each with the full authority to act without the other and with the power to appoint his substitute, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on this proxy card, all the shares of Common Stock of InnoPet Brands Corp. held of record by the undersigned on April 28, 1997 at the Annual Meeting of Shareholders to be held on June 18, 1997, or any adjournment or adjournments thereof, as indicated on the matters set forth below:

         1. Election of Directors:

         |_|  FOR all nominees listed below:
                           Edwin Christensen               Curtis Granet
                           Daniel I. DeWolf                Richard P. Greene
                           Marc Duke                       Albert A. Masters


         |_| WITHHOLD AUTHORITY to vote for all nominees listed above. (Instruction): To withhold authority to vote for any individual nominee or nominees, specify the name of such nominee(s):

--------------------------------------------------------------------------------

         2. In their discretion, upon any other matter or matters as may properly come before the meeting or any adjournment or adjournments thereof.

           PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

          This Proxy, when properly executed, will be voted and will be voted in accordance with the directions given by the undersigned stockholder. If no direction is made, it will be voted "FOR" Item 1 as described above and in the accompanying Proxy Statement, and as the proxies deem advisable on any other matters as may properly come before the meeting.


                                  Dated___________________________________, 1997


                                  ______________________________________________
                                                    Signature



                                  ______________________________________________
                                                    Signature

                                  (This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)